AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

              ON MAY 24, 1994



                                         REGISTRATION NO. 33-



_________________________________________________________________

                  SECURITIES AND EXCHANGE COMMISSION


                       Washington, D.C. 20549


               _______________________________________


                             FORM S-8


                        REGISTRATION STATEMENT


                                 Under


                       The Securities Act of 1933
               _______________________________________
                THE NEWHALL LAND AND FARMING COMPANY
                 (A CALIFORNIA LIMITED PARTNERSHIP)
         (Exact name of Registrant as specified in its charter)

          _______________________________________
CALIFORNIA                                      95-3931727
(State or other jurisdiction                 (I.R.S. Employer  of
incorporation or organization)         Identification Number)

                           23823 VALENCIA BOULEVARD
                          VALENCIA, CALIFORNIA 91355


          (Address of principal executive offices) (zip code)

             ________________________________________

                   THE NEWHALL LAND AND FARMING COMPANY
                           EMPLOYEE SAVINGS PLAN
                          (Full title of the plan)

              _________________________________________


                              Thomas L. Lee
                   Chairman and Chief Executive Officer
                      NEWHALL MANAGEMENT CORPORATION
            23823 Valencia Boulevard, Valencia, California 91355

              (Name and address of agent for service)

                  (805) 255-4000
   (Telephone number, including area code, of agent for service)


                            Copies to:

                       Barry W. Homer, Esq.
                      George D. Tuttle, Esq.
                    Brobeck, Phleger & Harrison
               One Market Plaza, Spear Street Tower
                  San Francisco, California 94105
              _______________________________________
This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities will begin as soon as reasonably practicable after such effective date.



                CALCULATION OF REGISTRATION FEE


                                      Proposed      Proposed
Title of                              Maximum       Maximum
Securities            Amount          Offering      Aggregate
Amount of  to be                 to be           Price
Offering    Registration  Registered <F1>       Registered<F2>
per Unit<F3>  Price<F3>   Fee
_________________________________________________________________
________________________

     Depositary Units:

The Newhall Land and  250,000         $14.38        $3,595,000
$1,239.66 Farming Company Employee Savings Plan
_________________________________________________________________
________________________


<F1>  In addition, pursuant to Rule 416(c) under the Securities
Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

<F2>  This Registration Statement also covers any additional
Depositary Units that are acquired under The Newhall Land and Farming
Company Employee Savings Plan by reason of any Depositary Unit dividend, Depositary Unit split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding
Depositary Units.

<F3>  Calculated solely for purposes of this offering under Rule
457(h) of the Securities Act of 1933 on the basis of the average of the high and low selling price per Depositary Unit of The Newhall Land and Farming Company on May 19, 1994, as reported by the New York Stock Exchange.


                              PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          The Newhall Land and Farming Company (a California
Limited Partnership)(the "Registrant") files this Registration
Statement with the Securities and Exchange Commission (the

"Commission") on Form S-8 (the "Registration Statement") to register 250,000 depositary units of the Registrant (the
"Depositary Units") to be acquired from the Registrant or on the open market pursuant to The Newhall Land and Farming Company
Employee Savings Plan, as amended (the "Plan").

Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The Registrant and the Plan hereby incorporate by reference into this Registration Statement the following documents previously filed with the Commission by the Registrant:

     (a)  The Registrant's Annual Report on Form 10-K, File
No. 01-08885, filed with the Commission on March 31, 1994;

     (b)  The Registrant's Quarterly Report on Form 10-Q, File
No. 01-08885, filed with the Commission on May 11, 1994; and

     (c)  The Registrant's Registration Statement on Form 8-A,
File
No. 01-08885, filed with the Commission on November 18, 1986, which describes the terms, rights and provisions applicable to the Depositary Units.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES

          Not applicable.

Item 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL

          Not applicable.





Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Limited Partnership Agreement of the Registrant provides for indemnification by the Registrant of its general partners and their present or former partners, shareholders, directors and officers (collectively, the "Indemnitees") in certain circumstances. The limited partnership agreement of Newhall Management Limited Partnership, a California Limited Partnership ("NMLP") and the managing general partner of the Registrant, and the Articles of Incorporation and Bylaws of Newhall Management Corporation, a California Corporation ("NMC") and the managing general partner of NMLP, provide for similar indemnification of such Indemnitees. In addition, the Registrant has entered into indemnification agreements ("Indemnification Agreements") with the directors and certain officers of NMC, which describe with more specificity the indemnification obligations of the Registrant.

          The Registrant has purchased liability insurance to supplement the protection afforded to Indemnitees by their indemnity rights under the terms of such charter documents and the
Indemnification Agreements, and to cover the Registrant's indemnity obligations. However, liability insurance is not necessarily


                               II-1.

available to cover the unlimited liability of the Indemnitees in certain circumstances. In addition, NMC's Articles of Incorporation provide that the liability of directors of NMC for monetary damages shall be eliminated to the fullest extent permissible under California law.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

          Not Applicable.






Item 8.  EXHIBITS

   EXHIBIT NUMBER     EXHIBIT

         5        Opinion of Brobeck, Phleger & Harrison.
        23.1      Consent of Independent Accountants -
                  KPMG Peat Marwick.
        23.2      Consent of Brobeck, Phleger & Harrison is
                  contained in Exhibit 5.
        24        Power of Attorney.  Reference is made to
                  page II-3 of this Registration Statement.

        99        The Newhall Land and Farming Company Employee
                  Savings Plan.

        The Registrant will submit the Plan and any amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

Item 9.  UNDERTAKINGS.

                  A.  The undersigned Registrant hereby
undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by
Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange
Act of 1934 that are incorporated by reference into the Registration Statement; and (2) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  B.  The undersigned Registrant hereby
undertakes
that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference into the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the

                               II-2.

successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                            SIGNATURES

                  Pursuant to the requirements of the Securities
Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clarita, State of California, on this 18th day of May, 1994.

                               The Newhall Land and Farming
Company
                              (a California limited partnership)


___________________________________
                                         Registrant

                               By   Newhall Management Limited
                                    Partnership,
                                    Managing General Partner

                               By   Newhall Management
                                    Corporation,
                                    Managing General Partner


                               By  /s/ Thomas L. Lee

_______________________________
                                   Thomas L. Lee
                                   Chairman and Chief Executive
                                   Officer




                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

           That the undersigned officers and directors of The Newhall Land and Farming Company, a California Limited Partnership, do hereby constitute and appoint Thomas L. Lee, Chairman and Chief
Executive Officer, the lawful attorney-in-fact and agent, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulation or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.



                               II-3.

           IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

           Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                TITLE                              DATE

/s/ Thomas L. Lee       Chairman and Chief Executive   May 18,
1994
_____________________   Officer of Newhall Management
Thomas L. Lee           Corporation (Principal Executive
                        Officer) and Director


/s/ Robert D. Wilke     Vice Chairman and Chief        May 18,
1994
_____________________   Financial Officer of Newhall
Robert D. Wilke         Management Corporation (Principal
                        Financial Officer)


/s/ Donald L. Kimball   Controller of Newhall          May 18,
1994
_____________________   Management Corporation
Donald L. Kimball       (Principal Accounting Officer)


/s/ James F. Dickason   Director                       May 18,
1994
_____________________
James F. Dickason


/s/ George C. Dillon    Director                       May 18,
1994
_____________________
George C. Dillon


/s/Peter McBean         Director                       May 18,
1994
_____________________
Peter McBean


/s/ Paul A. Miller      Director                       May 18,
1994
_____________________
Paul A. Miller



/s/ Henry K. Newhall    Director                       May 18,
1994
_____________________
Henry K. Newhall


                               II-4.

SIGNATURES              TITLE                              DATE

/s/  Jane Newhall       Director                       May 18,
1994
_____________________
Jane Newhall


/s/  Peter T. Pope      Director                       May 18,
1994
______________________
Peter T. Pope



/s/  Carl E. Reichardt  Director                       May 18,
1994
_____________________
Carl E. Reichardt


/s/  Thomas C. Sutton   Director                       May 18,
1994
______________________
Thomas C. Sutton


/s/ Lawrence R. Tollenaere  Director                   May 18,
1994
__________________________
Lawrence R. Tollenaere


/s/  Edwin Newhall Woods    Director                   May 18,
1994
________________________
Edwin Newhall Woods


/s/  Ezra K. Zilkha         Director                   May 18,
1994
________________________
Ezra K. Zilkha


                               II-5.

                SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.


                             EXHIBITS

                                TO

                             FORM S-8

                               UNDER

                      SECURITIES ACT OF 1933


               THE NEWHALL LAND AND FARMING COMPANY

                           EXHIBIT INDEX


          Exhibit
          NUMBER  EXHIBIT

           5      Opinion of Brobeck, Phleger & Harrison.
          23.1    Consent of Independent Accountants -
                  KPMG Peat Marwick.
          23.2    Consent of Brobeck, Phleger & Harrison is

         contained in Exhibit 5.
          24 Power of Attorney. Reference is made to page II-3 of this Registration Statement.

 99      The Newhall Land and Farming Company Employee

    Savings Plan.

                             Exhibit 5

              Opinion of Brobeck, Phleger & Harrison.

                           May 19, 1994




The Newhall Land and Farming Company
23823 Valencia Boulevard
Valencia, California 91355

           Re:  The Newhall Land and Farming Company
                Registration Statement for Offering of
                250,000 Depositary Units



Ladies and Gentlemen:

           In connection with your registration of 250,000 Depositary Units of The Newhall Land and Farming Company ("Company") on Form S-8 under the Securities Act of 1933, as amended, we advise you that, in our opinion, when such Depositary Units have been issued and sold pursuant to the provisions of the Company's Employee Savings Plan and in accordance with the Registration Statement, such Depositary Units will be duly-authorized, validly-issued, fully-paid and non-assessable with no personal liability attaching to the ownership thereof except as may otherwise be provided for in the California Revised Limited Partnership Act and Section 5.1 of the Company's Limited Partnership Agreement, Depositary Units.

           We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                          Very truly yours,

                          BROBECK, PHLEGER & HARRISON


                          By /s/ George D. Tuttle
                             George D. Tuttle

                           Exhibit 23.1

      Consent of Independent Accountants - KPMG Peat Marwick.




The Board of Directors of Newhall Management Corporation and
Partners of The Newhall Land and Farming Company:

We consent to the use of our reports incorporated herein by reference.

                                       KPMG Peat Marwick

Los Angeles, California
May 22, 1994

                           Exhibit 23.2

Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.

                            Exhibit 24

Power of Attorney. Reference is made to page II-3 of this Registration Statement.

                            Exhibit 99

    The Newhall Land and Farming Company Employee Savings Plan.